Exhibit 10.26

FORM OF CONTRIBUTION AGREEMENT

This CONTRIBUTION AGREEMENT (the “Agreement”) is made and entered into as of __________, 2023, by and between Falcon’s Beyond Global, Inc., a Delaware corporation (“Pubco”) and Falcon’s Beyond Global, LLC, a Delaware limited liability company and a subsidiary of Pubco (the “Company”).

WITNESSETH:

WHEREAS, pursuant to that certain Exchange Agreement between Pubco and other parties thereto, dated as of _______, 2023, Pubco acquired loans issued by the Company under that certain Credit Agreement by and between Infinite Acquisitions, LLLP (f/k/a Katmandu Collections, LLLP), a Nevada limited liability partnership, the Company and Pubco, dated as of December 30, 2021 (as amended by Amendment to Credit Agreement, dated as of June 23, 2023, the “Credit Agreement”) with an outstanding principal amount of $4,750,000 due (the “Outstanding Debt”);

WHEREAS, Pubco desires to contribute, transfer, convey and deliver the Outstanding Debt (the “Contributed Debt”), and the Company desires to accept and agree to such contribution, transfer, conveyance and delivery, in exchange for Pubco being issued preferred units of the Company (“Issued Units”) at an exchange price of $10.00 per Issued Unit in accordance with and upon the terms and subject to the conditions contained herein (the “Contribution”); and

WHEREAS, the Company desires to pay to Pubco in cash, at the time of the Contribution, any accrued and unpaid interest in connection with the Outstanding Debt (the “Cash Payment”) in accordance with the terms and conditions of the Credit Agreement;

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Contribution. Effective as of the date hereof and on the terms and subject to the conditions set forth in this Agreement, Pubco hereby contributes, transfers, conveys and delivers to the Company the Contributed Debt, and the Company accepts such contribution, transfer, conveyance, and delivery from Pubco, in exchange for the issuance of the Issued Units by the Company to Pubco and the Cash Payment from the Company to Pubco.

2. Tax Treatment. The Company and Pubco intend that the exchange of the Contributed Debt for the Issued Units qualify as a tax-deferred exchange under Section 721(a) of the U.S. Internal Revenue Code of 1986, as amended (and any corresponding provisions of U.S. state and local tax law).

3. Miscellaneous

(a) Further Assurances. Each of the parties hereto shall execute and deliver such additional documents, instruments, conveyances, and assurances and shall take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the Contribution and any and all transactions contemplated hereby.

(b) Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

(c) Severability. If any term or provision of this Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal, or unenforceable, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

(d) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, email, or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

(e) Amendments. This Agreement may only be amended, modified, or supplemented by an agreement in writing signed by each party hereto.

(f) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction).

(g) WAIVER OF JURY TRIAL. EACH PARTY HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE CONTRIBUTION OR THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY.

[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

FALCON’s BEYOND GLOBAL, LLC

By:
Name:
Title:

FALCON’S BEYOND GLOBAL, INC.

By:
Name:
Title:

[Signature Page to Contribution Agreement]